Mauldin SOlutions Core FUND CLASS A shares: GEFAX CLASS I shares: GEFIX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus	August 28, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 28, 2017, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.50%	0.50%
Acquired Fund Fees and Expenses(2)	0.20%	0.20%
Total Annual Fund Operating Expenses	2.00%	1.75%
(1)	Restated to reflect current expenses.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$766	$1,166	$1,591	$2,768
Class I	$178	$551	$949	$2,062

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 248% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests across various asset classes and sectors of the US, foreign and emerging markets equity and fixed income markets. The Fund’s principal investment objective is capital appreciation. The Fund’s adviser, CMG Capital Management Group (the “Adviser”), delegates execution of the Fund’s investment strategy to the Fund’s sub-adviser, Mauldin Solutions (the “Sub-Adviser”). The Sub-Adviser evaluates market data and information from various research providers to invest the Fund’s assets creating a flexible tactical asset allocation portfolio. In following the Sub-Adviser’s growth style of investing, the Sub-Adviser focuses on securities of companies with favorable prospects for earnings growth and capital appreciation. For value investing, the Sub-Adviser considers fundamental analysis in determining whether or not the issuer’s securities are overvalued or undervalued in the Sub-Adviser’s opinion. In pursuing momentum-based investing, the Sub-Adviser seeks to take advantage of trends in market prices.

The Sub-Adviser seeks to achieve the Fund’s investment objective by investing in US, foreign and emerging markets equities of any capitalization during sustained equity market rallies and investing defensively in US Treasury securities and other fixed income securities during periods of weakness in equity markets. The fixed income securities in which the Fund invests are US government securities and investment grade and non-investment grade (“junk bonds”) US, foreign and emerging market corporate debt of any maturity. The Fund achieves its equity and fixed income market exposures principally through investing in exchange-traded funds (ETFs), open-end funds and closed-end funds (“Underlying Funds”). During periods of equity market weakness, the Fund may hold significant investments in US Treasury securities and money market funds. While the Fund will normally hold a mix of both equity Underlying Funds and fixed income Underlying Funds, it is possible that the Fund, from time to time, may solely invest in either equity or fixed income Underlying Funds.

To determine equity market strength and the allocation of the Fund’s assets between equities and fixed income, the Sub-Adviser analyzes and evaluates the research data and market reports of multiple research providers selected by the Sub-Adviser. These reports and data include tactical research that focuses on specific asset classes, sectors, investment styles and other market exposures. The Sub-Adviser intends to use research data and market reports developed by the Adviser in formulating its investment strategy. The Sub-Adviser will provide normal and customary fees to the Adviser for such services.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  Credit Risk: Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.
  Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
  High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
  Foreign Emerging Market Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
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  Foreign Exposure Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
  Management Style Risk: The Sub-Adviser’s tactical asset allocation methodology may produce incorrect judgments about the attractiveness, relative value and potential appreciation of a particular investment. The Adviser’s judgments about the investment management skill of the Sub-Adviser may prove to be incorrect.
  Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
  Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return.
  Stock Market Risk: Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Smaller and Mid Company Risk: Smaller and mid-sized companies may experience higher failure rates than do larger companies. Securities of smaller and mid-sized companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.
  Underlying Funds Risk: Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each other investment company is subject to specific risks, depending on the nature of the fund. Closed-end funds and ETFs may trade at a discount to their net asset value. Closed-end fund and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s Class A returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class I shares, which are not presented, will vary from the returns for Class A shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. The performance bar chart and table reflect the Fund’s performance under its previous subadviser and previous principal investment strategies. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class A Share Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	4th Quarter 2014	1.75%
Worst Quarter:	3rd Quarter 2015	(3.84)%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2017, was 7.57%.

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2016)

	One Year	Since Inception (5/15/13)
Class A Return before taxes	(11.49)%	(1.21)%
Class A Return after taxes on distributions	(11.66)%	(1.47)%
Class A Return after taxes on distributions and sale of Fund Shares	(6.36)%	(0.92)%
Class I Return before taxes	(5.88)%	0.68%
MSCI AC Country World Index Gross* (reflects no deduction for fees, expenses, or taxes)	8.48%	5.74%
Morningstar Moderate Target Risk TR Index** (reflects no deduction for fees, expenses, or taxes)	8.57%	4.76%

*The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

**The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

Investment Adviser: CMG Capital Management Group, Inc.

Sub-Adviser: Mauldin Solutions, LLC

Investment Adviser Portfolio Manager: Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital management Group, Inc. has served the Fund as portfolio manager since March 2017.

Sub-Adviser Portfolio Manager: John Mauldin, President of Mauldin Solutions, LLC, has served the Fund as a portfolio manager since March 2017.

Purchase and Sale of Fund Shares: For Class A shares, the minimum initial investment is $5,000 for all accounts and the minimum subsequent investment is $1,000. For Class I shares, the minimum initial investment is $15,000 for all accounts and the minimum subsequent investment is $1,000. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.